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                                                                    EXHIBIT 10.5

                                  LEASE SUMMARY


Title of Lease:              Building Lease Agreement

Date of Lease:               June 24, 1997

Lessor:                      Shanghai Zhu You Properties Company Limited

Lessee:                      Beijing Brighton-STAQ Electronic System Co., Ltd.
                             Shanghai Branch

Property or Suite Leased:    665 Pu Yu Road, Nan Yang Properties Building
                             5th Floor, Suite D&E
                             Shanghai, China

Term:                        September 1, 1997 - August 31, 1999
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Termination Rights:          Subject to agreement between the parties

Renewal Options:             2 months notice prior to the end of lease

Rent:                        Rmb 18,200/month (U.S. $2,275/month)

Assignment:                  Not permitted

Governing Jurisdiction:      China